SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 25, 2012

MISSION COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

California	333-12892	77-0559736
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

3380 S. Higuera Street, San Luis Obispo, CA 93401
(Address of principal executive offices)
(Zip code)

(805) 782-5000
(Registrant’s telephone number including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 25, 2012 Mission Community Bancorp announced that its OTCQB ticker symbol has changed to “MISN.”  The new ticker symbol became effective as of the opening of trading on Tuesday, September 25, 2012.

A copy of the press release announcing the change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

(d)  Exhibits

99.1         Press Release dated September 25, 2012, announcing the change in ticker symbol.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 26, 2012	MISSION COMMUNITY BANCORP

	By:	/s/ Mark R. Ruh
Mark R. Ruh, Chief Financial Officer